UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

VECTRUS, INC.

(Exact name of Registrant as specified in its charter)

Indiana	0001-36341	38-3924636
(State or other jurisdiction of incorporation of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Space Center Drive
Colorado Springs, CO 80915
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously-disclosed resignation of Rene J. Moline as Senior Vice President, Information Technology and Network Communication Services, on June 12, 2017, Vectrus Systems Corporation (the “Company”) and Mr. Moline entered into a Separation Agreement and Complete Release of Liability, dated June 12, 2017 (the “Separation Agreement”). Pursuant to the Separation Agreement, the Company and Mr. Moline agreed that (i) his last day of active full-time employment with the Company will be June 2, 2017, (ii) he will not be required to repay to the Company $132,360.65 (the “Net Amount”), which is the net amount of the lump-sum sign on payment of $200,000 paid to Mr. Moline on December 14, 2015 as provided in his offer of employment, (iii) he will be paid for any accrued, unused paid time off (“PTO”) and (iv) his outstanding equity awards will be treated in accordance with the terms of the applicable plan and award agreements.

In addition, the Separation Agreement provides that the termination of Mr. Moline’s obligation to repay the Net Amount is subject to certain conditions, which, if not complied with by Mr. Moline, could require him to repay to the Company the Net Amount and pay any legal fees incurred by the Company to recover such amount. The Separation Agreement, which is subject to a seven-day revocation period, also provides for a release of liabilities.

The foregoing description of the terms of the Separation Agreement is not complete and is subject to and qualified in its entirety by the terms of the Separation Agreement. A copy of the Separation Agreement is attached hereto as Exhibit 10.01 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.01	Separation Agreement and Complete Release of Liability, dated June 12, 2017, between Vectrus Systems Corporation and Rene J. Moline

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 12, 2017	VECTRUS, INC.
		By:	/s/ Kathryn S. Lamping
		Its:	Assistant Secretary

EXHIBIT INDEX

EXHIBITS

Exhibit
No.	Description
10.01	Separation Agreement and Complete Release of Liability, dated June 12, 2017, between Vectrus Systems Corporation and Rene J. Moline